Supplement dated January 23, 2025
to the following statutory prospectus(es):
Soloist dated May 1, 2024
This supplement updates certain information contained in your statutory prospectus. Please read and retain this supplement for future reference.
1. At a meeting of the Board of Trustees (the "Board") of Nationwide Variable Insurance Trust held on December 11, 2024, the Board approved the termination of Columbia Management Investment Advisor, LLC as the subadviser to the NVIT Columbia Overseas Value Fund (the "Fund") and the appointment of Putnam Investment Management, LLC as the Fund’s new subadviser. This change is anticipated to take effect on or about January 31, 2025 (the "Effective Date").
As of the Effective Date the statutory prospectus is amended as follows:
The names of the investment option(s) and subadviser(s) are updated as indicated below:
CURRENT INFORMATION	UPDATED INFORMATION
Nationwide Variable Insurance Trust – NVIT Columbia Overseas Value Fund: Class I Investment Advisor: Nationwide Fund Advisors Investment Sub-Advisor: Columbia Management Investment Advisor, LLC	Nationwide Variable Insurance Trust - NVIT Putnam International Value Fund: Class I Investment Advisor: Nationwide Fund Advisors Investment Sub-Advisor: Putnam Investment Management, LLC
All references to the Fund’s former name and subadviser are replaced accordingly.
2. At a meeting held on October 23, 2024, the Board of Trustees of Nationwide Mutual Funds approved the merger of the Nationwide Bond Fund – Institutional Service Class (the "Target Fund") and the Nationwide Loomis Core Bond Fund – Eagle Class (the "Acquiring Fund"). The merger will be effective on or about February 14, 2025 (the "Effective Date").
As of the Effective Date, the following changes apply to the contract:
•
the Target Fund will no longer be available to receive transfers or new purchase payments;
•
the Target Fund will transfer all or substantially all of its assets to the Acquiring Fund in exchange for shares of the Acquiring Fund; and
•
the Acquiring Fund will assume all liabilities of the Target Fund.
Accordingly, the following changes apply to the prospectus:
(1) Appendix A is amended to add the following:
Type	Underlying Mutual Fund and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/2023)
			1 year	5 year	10 year
Fixed Income	Nationwide Loomis Core Bond Fund – Eagle Class Investment Advisor: Nationwide Fund Advisors Sub-Advisor: Loomies, Sayles & Company, L.P.	0.45%*	1.98%	-0.09%	1.48%
*
This underlying mutual fund’s current expenses reflect a temporary fee reduction.
(2) All references in the prospectus to the Target Fund are deleted and replaced with the Acquiring Fund.
3. The Board of Trustees of Fidelity Advisor Series I approved the merger of the Fidelity Advisor Equity Income Fund: Class M (the "Target Fund") and the Fidelity Equity Dividend Income Fund: Fidelity Advisor Equity Dividend Income Fund: Class M (the "Acquiring Fund"). Subject to shareholder approval, the merger will be effective on or about March 28, 2025 (the "Effective Date"). Effective February 3, 2025, the Target Fund is no longer available to receive transfers or new purchase payments.
As of the Effective Date, the following changes apply to the contract:
•
the Target Fund will transfer all or substantially all of its assets to the Acquiring Fund in exchange for shares of the Acquiring Fund; and
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•
the Acquiring Fund will assume all liabilities of the Target Fund.
Accordingly, the following change applies to the prospectus:
Prior to the Effective Date, Appendix A will be amended by a subsequent supplement to add the Acquiring Fund.
4. The following underlying mutual fund is offered as an investment option under the contract.
Effective December 31, 2024, the name of the investment option is updated as indicated below:
CURRENT NAME	UPDATED NAME
Fidelity Advisor High Income Advantage Fund - Class M	Fidelity Advisor Capital and Income Fund - Class M
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